UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2008
TeleTech Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-11919	84-1291044
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)
Telephone Number: (303) 397-8100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition
The following information is being “furnished” in accordance with General Instruction of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933 or the Exchange Act.
On February 26, 2008, TeleTech Holdings, Inc. (“TeleTech”) issued a press release announcing business highlights for the quarter and year ended December 31, 2007.
On February 26, 2008, executive management of TeleTech held a conference call, which was open to the public, to discuss these results. As set forth in the press release, the public was invited to join a live webcast of the call by visiting the “Investors” section of the TeleTech website at www.teletech.com. For persons unable to participate during the live webcast, a replay of the call, along with a transcript of the call, will be available on the TeleTech website through Tuesday, March 11, 2008.
A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description

99.1	Press Release issued by TeleTech Holdings, Inc., dated February 26, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By:	/s/ Kenneth D. Tuchman
KENNETH D. TUCHMAN
Chief Executive Officer

Dated: February 26, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by TeleTech Holdings, Inc., dated February 26, 2008.

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